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                                                                      Exhibit 32


                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted), Linda H. Masterson, Chief Executive Officer of LifePoint, Inc. (the "Company"), and Craig S. Montesanti, Chief Accounting Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended December 31, 2003, to which this Certification is attached as Exhibit 32 (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 11th, day of February, 2004.


                                             /s/ Linda H. Masterson
                                             -----------------------------------
                                             Linda H. Masterson
                                             Chief Executive Officer


                                             /s/ Craig S. Montesanti
                                             -----------------------------------
                                             Craig S. Montesanti
                                             Chief Accounting Officer




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